UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 11, 2016

ZIONS BANCORPORATION
(Exact name of registrant as specified in its charter)

UTAH	001-12307	87-0227400
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

ONE SOUTH MAIN, 15th FLOOR, SALT LAKE CITY, UTAH	84133
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 801-844-7637

N/A
(Former name or former address, if changed since last report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)    On October 11, 2016, L. E. Simmons, a member of the Board of Directors (the “Board”) of Zions Bancorporation (the “Company”) since 1978, notified the Company of his decision to retire from the Board effective on the same day. Mr. Simmons noted his desire to spend more time on his business operations and interests in the energy industry.

signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIONS BANCORPORATION

Date: October 13, 2016	By: /s/ Thomas E. Laursen Thomas E. Laursen Executive Vice President, General Counsel and Secretary